CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 17, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to Shareholders of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, and Invesco Moderately Conservative Allocation Fund; four of the funds constituting AIM Growth Series (Invesco Growth Series), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Other Service Providers” in such Registration Statement.
PricewaterhouseCoopers LLP
Houston, Texas
December 21, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 22, 2010, relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of Invesco Convertible Securities Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Other Service Providers” in such Registration Statement.
PricewaterhouseCoopers LLP
Houston, Texas
December 21, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference in the Statement of Additional Information dated December 22, 2010 of AIM Growth Series (Invesco Growth Series) (the “Registrant”) included in this Post-Effective Amendment No. 92 to Registration Statement No. 002-57526 on Form N-1A of the Registrant to our report dated November 24, 2009 relating to the financial statements of Morgan Stanley Convertible Securities Trust, which reference appears in the audited financial statements dated September 30, 2010 of Invesco Convertible Securities Fund that are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement.
We also consent to the reference to us as “the auditor to the predecessor fund” under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.
/s/ Deloitte & Touche LLP
New York, New York
December 22, 2010